Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net Sales:
Aerospace & Electronics	$172,216	$143,161	$505,690	$416,105
Engineered Materials	53,101	54,904	175,034	167,305
Merchandising Systems	98,815	77,199	287,703	221,897
Fluid Handling	303,553	255,842	856,660	758,218
Controls	31,771	29,608	89,162	80,294

Total Net Sales	$659,456	$560,714	$1,914,249	$1,643,819

Operating Profit (Loss):
Aerospace & Electronics	$35,640	$25,368	$106,839	$76,072
Engineered Materials	5,919	7,965	25,192	26,677
Merchandising Systems	10,845	6,261	22,632	19,340
Fluid Handling	40,866	33,197	113,262	93,338
Controls	4,619	1,949	11,447	2,900
Corporate	(15,773)	(11,861)	(44,453)	(36,864)

Total Operating Profit	82,116	62,879	234,919	181,463

Interest Income	442	299	1,121	760
Interest Expense	(6,474)	(6,738)	(19,525)	(20,121)
Miscellaneous – Net	(73)	1,522	3,262 *	897

Income Before Income Taxes	76,011	57,962	219,777	162,999
Provision for Income Taxes	23,605	16,359	68,456	48,049

Net income before allocations to noncontrolling interests	52,406	41,603	151,321	114,950
Less: Noncontrolling interest in subsidiaries’ (losses) earnings	(134)	96	(123)	168

Net income attributable to common shareholders	$52,540	$41,507	$151,444	$114,782

Share Data:
Earnings per Diluted Share	$0.89	$0.70	$2.55	$1.92

Average Diluted Shares Outstanding	59,058	59,525	59,330	59,645
Average Basic Shares Outstanding	58,048	58,608	58,202	58,710

Supplemental Data:
Cost of Sales	$436,437	$373,171	$1,257,328	$1,087,221
Selling, General & Administrative	140,903	124,664	422,002	375,135
Depreciation and Amortization **	15,581	14,751	47,208	44,596
Stock-Based Compensation Expense	3,858	3,306	11,132	9,650

*	Primarily related to the sale of a building and the divestiture of a small product line in the three months ended March 31, 2011.
**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	September 30, 2011	December 31, 2010
ASSETS
Current Assets
Cash and Cash Equivalents	$211,183	$272,941
Accounts Receivable, net	379,764	301,918
Current Insurance Receivable – Asbestos	33,000	33,000
Inventories, net	363,751	319,077
Other Current Assets	70,079	61,725

Total Current Assets	1,057,777	988,661

Property, Plant and Equipment, net	289,667	280,746
Long-Term Insurance Receivable – Asbestos	156,810	180,689
Other Assets	408,204	446,316
Goodwill	821,731	810,285

Total Assets	$2,734,189	$2,706,697

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$752	$984
Accounts Payable	180,917	157,051
Current Asbestos Liability	100,000	100,000
Accrued Liabilities	224,746	229,462
Income Taxes	32,538	11,057

Total Current Liabilities	538,953	498,554

Long-Term Debt	398,869	398,736
Long-Term Deferred Tax Liability	47,344	48,852
Long-Term Asbestos Liability	536,554	619,666
Other Liabilities	131,041	147,859

Total Equity	1,081,428	993,030

Total Liabilities and Equity	$2,734,189	$2,706,697

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010		2011	2010
Operating Activities:
Net income attributable to common shareholders	$52,540	$41,507		$151,444	$114,782
Noncontrolling interest in subsidiaries’ (losses) earnings	(134)	96		(123)	168

Net income before allocations to noncontrolling interests	52,406	41,603		151,321	114,950
Gain on divestiture	—	(1,015)		(4,258)	(1,015)
Depreciation and amortization	15,581	14,751		47,208	44,596
Stock-based compensation expense	3,858	3,306		11,132	9,650
Defined benefit plans and postretirement expense	1,811	3,077		5,403	9,227
Deferred income taxes	8,219	17,693		21,739	30,913
Cash provided by (used for) operating working capital	8,479	(35,721)		(76,912)	(56,367)
Defined benefit plans and postretirement contributions	(6,696)	(33,717	) *	(17,054)	(40,006	) *
Environmental payments, net of reimbursements	(2,601)	(4,588)		(8,735)	(10,905)
Other	(7,654)	6,177		(5,617)	1,912

Subtotal	73,403	11,566		124,227	102,955
Asbestos related payments, net of insurance recoveries	(23,612)	(16,167)		(59,233)	(43,652)

Total provided by (used for) operating activities	49,791	(4,601)		64,994	59,303

Investing Activities:
Capital expenditures	(9,421)	(5,199)		(27,703)	(13,589)
Proceeds from disposition of capital assets	190	143		4,720	185
Payment for acquisition, net of cash acquired	(35,594)	—		(35,594)	(51,167)
Proceeds from divestiture	—	4,615		1,000	4,615

Total used for investing activities	(44,825)	(441)		(57,577)	(59,956)

Financing Activities:
Dividends paid	(15,098)	(13,453)		(41,957)	(37,011)
Reacquisition of shares on open market	—	(19,999)		(49,999)	(29,989)
Stock options exercised – net of shares reacquired	2,913	3,962		19,937	16,351
Excess tax benefit from stock-based compensation	347	851		5,706	1,820
Change in short-term debt	(806)	834		(1,336)	(2,299)

Total used for financing activities	(12,644)	(27,805)		(67,649)	(51,128)

Effect of exchange rate on cash and cash equivalents	(12,504)	12,882		(1,526)	(5,369)

Increase (decrease) in cash and cash equivalents	(20,182)	(19,965)		(61,758)	(57,150)
Cash and cash equivalents at beginning of period	231,365	335,529		272,941	372,714

Cash and cash equivalents at end of period	$211,183	$315,564		$211,183	$315,564

*	Includes a $25 million discretionary pension contribution.

CRANE CO.

Order Backlog

(in thousands)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
Aerospace & Electronics	$409,284		$431,799		$454,559		$431,467		$401,585
Engineered Materials	9,879		13,087		13,826		11,831		11,367
Merchandising Systems	20,929	*	26,898	*	25,008	*	30,170	*	18,044
Fluid Handling	328,757	**	323,045		305,255		271,825		266,578
Controls	32,145		30,323		24,015		22,354		27,575

Total Backlog	$800,994		$825,152		$822,663		$767,647		$725,149

*	Includes Order Backlog of $3.8 million at September 30, 2011, $6.2 million at June 30, 2011, $5.3 million at March 31, 2011 and $8.4 million at December 31, 2010 pertaining to the 2010 acquisition of Money Controls.
**	Includes Order Backlog of $5.4 million at September 30, 2011 pertaining to the 2011 acquisition of WTA.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
CASH FLOW ITEMS
Cash Provided by (used for) Operating Activities before Asbestos – Related Payments	$73,403	$11,566 *	$124,227	$102,955 *
Asbestos Related Payments, Net of Insurance Recoveries	(23,612)	(16,167)	(59,233)	(43,652)

Cash Provided by (used for) Operating Activities	49,791	(4,601)	64,994	59,303
Less: Capital Expenditures	(9,421)	(5,199)	(27,703)	(13,589)

Free Cash Flow	$40,370	$(9,800)	$37,291	$45,714

*	Includes a $25 million discretionary pension contribution.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company’s long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.